Exhibit 99.2

FINANCIAL SUPPLEMENT
As of June 30, 2015

Aspen Insurance Holdings Limited

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed by Aspen Insurance Holdings Limited with the United States Securities and Exchange Commission.

www.aspen.co

Investor Contact:
Aspen Insurance Holdings Limited
Kathleen de Guzman, Senior Vice President, Investor Relations
T: +1 646 289 4912
email: Kathleen.deGuzman@aspen.co

ASPEN INSURANCE HOLDINGS LIMITED
Basis of Presentation

Definitions and presentations: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2014 and December 31, 2013. Unless otherwise noted, all data is in U.S. dollar millions, except for per share amounts, percentages and ratio information.

In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized and unrealized gains or losses, including net realized and unrealized gains and losses on interest rate swaps, after-tax net foreign exchange gains or losses, including net realized and unrealized gains and losses from foreign exchange contracts and certain non-recurring items. In 2014, non-recurring items included costs associated with defending the unsolicited approach from Endurance Specialty Holdings Ltd. in the amount of $5.3 million and $8.3 million for the three and six months to June 30, 2014, respectively.

Aspen excludes these items above from its calculation of operating income because they are either not expected to recur and therefore are not reflective of underlying performance or the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them would distort the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, Aspen believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen's results of operations in a manner similar to how management analyzes Aspen's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 22 for a reconciliation of operating income to net income.

Annualized operating return on average equity (“Operating ROE”) (a non-GAAP financial measure): Operating ROE is calculated using operating income, as defined above, and average equity is calculated as the arithmetic average on a monthly basis for the stated periods of shareholders' equity excluding the aggregate value of the liquidation preferences of our preference shares net of issuance costs and the total amount of non-controlling interest.

Aspen presents Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 22 for a reconciliation of operating income to net income and page 7 for a reconciliation of average ordinary shareholders' equity to average shareholders' equity.

Diluted operating earnings per share and basic operating earnings per share (non-GAAP financial measures): Aspen believes that the presentation of diluted operating earnings per share and basic operating earnings per share supports meaningful comparison from period to period and the analysis of normal business operations. Diluted operating earnings per share and basic operating earnings per share are calculated by dividing operating income by the diluted or basic weighted average number of shares outstanding for the period. See page 22 for a reconciliation of diluted and basic operating earnings per share to basic earnings per share.

Diluted book value per ordinary share (not a non-GAAP financial measure): Aspen has included diluted book value per ordinary share as it illustrates the effect on basic book value per share of dilutive securities thereby providing a better benchmark for comparison with other companies. Diluted book value per share is calculated using the treasury stock method as defined on page 21.

Accident year loss ratio excluding catastrophes (a non-GAAP financial measure):  Aspen believes that the presentation of loss ratios excluding catastrophes and prior year reserve movements supports meaningful comparison from period to period of the underlying performance of the business.  Accident year loss ratios excluding catastrophes is calculated by dividing net losses excluding catastrophe losses, net expenses and prior year reserve movements by net earned premiums excluding catastrophe-related reinstatement premiums. Aspen has defined catastrophe losses in the first half of 2015 as losses associated with storms in Europe, Australia and North America and in 2014 as losses associated with winter storms in the U.S. and Japan and flood losses in the U.K. See pages 10 and 11 for a reconciliation of loss ratios to accident year loss ratios.

Underwriting ratios (GAAP financial measures): Aspen, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions, premium taxes, licenses and fees, as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from U.S. statutory combined ratios primarily due to the deferral of certain third-party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

	ASPEN INSURANCE HOLDINGS LIMITED
	Financial Highlights
	Three Months Ended June 30,			Six Months Ended June 30,
(in US$ millions except for percentages, share and per share amounts)	2015	2014	Change	2015	2014	Change
Gross written premium	$722.8	$779.3	(7.3)%	$1,642.0	$1,634.8	0.4%
Net written premium	$644.4	$686.4	(6.1)%	$1,407.6	$1,383.9	1.7%
Net earned premium	$609.4	$616.2	(1.1)%	$1,203.0	$1,182.7	1.7%
Net income after tax	$49.0	$130.8	(62.5)%	$177.0	$251.2	(29.5)%
Operating income after tax	$72.2	$102.8	(29.8)%	$170.2	$215.5	(21.0)%
Net investment income	$46.7	$46.1	1.3%	$94.1	$95.6	(1.6)%
Underwriting income	$39.4	$66.7	(40.9)%	$105.4	$140.5	(25.0)%
Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net income adjusted for preference share dividend	$0.64	$1.85	(65.4)%	$2.55	$3.55	(28.2)%
Operating income adjusted for preference share dividend	$1.02	$1.42	(28.2)%	$2.44	$3.01	(18.9)%
Diluted earnings per ordinary share
Net income adjusted for preference share dividend	$0.62	$1.82	(65.9)%	$2.50	$3.48	(28.2)%
Operating income adjusted for preference share dividend	$0.99	$1.40	(29.3)%	$2.39	$2.94	(18.7)%
Weighted average number of ordinary shares outstanding (in millions of shares)	61.409	65.447	(6.2)%	61.776	65.369	(5.5)%
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	62.897	66.700	(5.7)%	63.165	66.646	(5.2)%
Book value per ordinary share	$46.18	$45.81	0.8%	$46.18	$45.81	0.8%
Diluted book value per ordinary share	$45.16	$44.84	0.7%	$45.16	$44.84	0.7%
Ordinary shares outstanding at June 30, 2015 and June 30, 2014 (in millions of shares)	60.778	65.463	(7.2)%	60.778	65.463	(7.2)%
Diluted ordinary shares outstanding at June 30, 2015 and June 30, 2014 (in millions of shares)	62.149	66.871	(7.1)%	62.149	66.871	(7.1)%
Underwriting Ratios
Loss ratio	59.2%	54.7%		55.4%	52.9%
Policy acquisition expense ratio	18.7%	17.7%		19.4%	18.7%
General, administrative and corporate expense ratio	15.7%	17.7%		16.4%	17.3%
General, administrative and corporate expense ratio (excluding non-recurring corporate expenses)	15.7%	16.8%		16.4%	16.6%
Expense ratio	34.4%	35.4%		35.8%	36.0%
Expense ratio (excluding non-recurring corporate expenses)	34.4%	34.5%		35.8%	35.3%
Combined ratio	93.6%	90.1%		91.2%	88.9%
Combined ratio (excluding non-recurring corporate expenses)	93.6%	89.2%		91.2%	88.2%
Return On Equity
Average equity (1)	$2,866.6	$2,914.9		$2,871.8	$2,854.1
Return on average equity
Net income adjusted for preference share dividend	1.4%	4.2%		5.5%	8.1%
Operating income adjusted for preference share dividend	2.2%	3.2%		5.3%	6.9%
Annualized return on average equity
Net income	5.6%	16.8%		11.0%	16.2%
Operating income	8.8%	12.8%		10.6%	13.8%

See pages 7 and 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Average equity excludes preference shares.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Statements of Operations - Quarterly Results
(in US$ millions except for percentages and per share amounts)	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q1 2014
UNDERWRITING REVENUES
Gross written premiums	$722.8	$919.2	$615.4	$652.5	$779.3	$855.5
Premiums ceded	(78.4)	(156.0)	(61.4)	(75.2)	(92.9)	(158.0)
Net written premiums	644.4	763.2	554.0	577.3	686.4	697.5
Change in unearned premiums	(35.0)	(169.6)	58.2	33.1	(70.2)	(131.0)
Net earned premiums	609.4	593.6	612.2	610.4	616.2	566.5
UNDERWRITING EXPENSES
Losses and loss adjustment expenses	360.5	306.1	339.6	342.7	337.1	288.1
Amortization of deferred policy acquisition costs	114.1	119.3	114.8	115.5	108.9	112.0
General, administrative and corporate expenses (excluding non-recurring corporate expenses)	95.4	102.2	121.5	99.6	103.5	92.6
Total underwriting expenses	570.0	527.6	575.9	557.8	549.5	492.7
Underwriting income including corporate expenses	39.4	66.0	36.3	52.6	66.7	73.8
OTHER OPERATING REVENUE AND EXPENSES
Net investment income	46.7	47.4	46.7	48.0	46.1	49.5
Interest expense	(7.3)	(7.4)	(7.4)	(7.4)	(7.3)	(7.4)
Other (expense)/income	(2.7)	(1.6)	(3.9)	(7.8)	2.0	(0.1)
Total other operating revenue	36.7	38.4	35.4	32.8	40.8	42.0
OPERATING INCOME BEFORE TAX	76.1	104.4	71.7	85.4	107.5	115.8
Non-recurring corporate expenses	—	—	—	(20.2)	(5.3)	(3.0)
Net realized and unrealized exchange (losses)/gains (1) (3)	(9.4)	(11.0)	(2.8)	(9.9)	7.7	2.6
Net realized and unrealized investment (losses)/gains (2) (3)	(15.5)	39.7	(0.9)	(16.6)	27.1	8.8
INCOME BEFORE TAX	51.2	133.1	68.0	38.7	137.0	124.2
Income tax expense	(2.2)	(5.1)	(0.8)	(1.3)	(6.2)	(3.8)
NET INCOME AFTER TAX	49.0	128.0	67.2	37.4	130.8	120.4
Dividends paid on ordinary shares	(13.0)	(12.4)	(12.4)	(13.1)	(13.1)	(11.7)
Dividends paid on preference shares	(9.4)	(9.5)	(9.4)	(9.5)	(9.4)	(9.5)
Dividends paid to non-controlling interest	—	—	(0.1)	—	—	—
Proportion due to non-controlling interest	(0.5)	—	(0.8)	0.1	—	(0.1)
Retained income	$26.1	$106.1	$44.5	$14.9	$108.3	$99.1
Components of net income after tax
Operating income	72.2	98.0	71.3	81.7	102.8	112.7
Non-recurring corporate expenses	—	—	—	(20.2)	(5.3)	(3.0)
Net realized and unrealized exchange (losses)/gains after tax (1) (3)	(7.5)	(9.8)	(3.1)	(7.5)	6.3	2.1
Net realized and unrealized investment (losses)/gains after tax (2) (3)	(15.7)	39.8	(1.0)	(16.6)	27.0	8.6
NET INCOME AFTER TAX	$49.0	$128.0	$67.2	$37.4	$130.8	$120.4
Loss ratio	59.2%	51.6%	55.5%	56.1%	54.7%	50.9%
Policy acquisition expense ratio	18.7%	20.1%	18.8%	18.9%	17.7%	19.8%
General, administrative and corporate expense ratio	15.7%	17.2%	19.8%	19.6%	17.7%	16.9%
General, administrative and corporate expense ratio (excluding non-recurring corporate expenses)	15.7%	17.2%	19.8%	16.3%	16.8%	16.3%
Expense ratio	34.4%	37.3%	38.6%	38.5%	35.4%	36.7%
Expense ratio (excluding non-recurring corporate expenses)	34.4%	37.3%	38.6%	35.2%	34.5%	36.1%
Combined ratio	93.6%	88.9%	94.1%	94.6%	90.1%	87.6%
Combined ratio (excluding non-recurring corporate expenses)	93.6%	88.9%	94.1%	91.3%	89.2%	87.0%
Basic earnings per share (4)	$0.64	$1.91	$0.92	$0.43	$1.85	$1.70
Diluted earnings per share (4)	$0.62	$1.87	$0.90	$0.42	$1.82	$1.66
Annualized return on average equity
Net income	5.6%	16.4%	8.0%	4.0%	16.8%	16.0%
Operating income	8.8%	12.4%	8.8%	10.0%	12.8%	14.8%
See pages 7 and 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(2) Includes the net realized and unrealized gains/(losses) from interest rate swaps.
(3) Adjusted for a re-presentation of foreign exchange in relation to investment securities from realized and unrealized exchange gains/(losses) to realized and unrealized investment gains/(losses).
(4) Adjusted for preference share dividends and non-controlling interest.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Operations - Year To Date Results
	Six Months Ended June 30,
	2015	2014
UNDERWRITING REVENUES
Gross written premiums	$1,642.0	$1,634.8
Premiums ceded	(234.4)	(250.9)
Net written premiums	1,407.6	1,383.9
Change in unearned premiums	(204.6)	(201.2)
Net earned premiums	1,203.0	1,182.7
UNDERWRITING EXPENSES
Losses and loss adjustment expenses	666.6	625.2
Amortization of deferred policy acquisition costs	233.4	220.9
General, administrative and corporate expenses (excluding non-recurring corporate expenses)	197.6	196.1
Total underwriting expenses	1,097.6	1,042.2
Underwriting income including corporate expenses	105.4	140.5
OTHER OPERATING REVENUE AND EXPENSES
Net investment income	94.1	95.6
Interest expense	(14.7)	(14.7)
Other (expense)/income	(4.3)	1.9
Total other operating revenue	75.1	82.8
OPERATING INCOME BEFORE TAX	180.5	223.3
Non-recurring corporate expenses	—	(8.3)
Net realized and unrealized exchange (losses)/gains (1)	(20.4)	10.3
Net realized and unrealized investment gains(2)	24.2	35.9
INCOME BEFORE TAX	184.3	261.2
Income tax expense	(7.3)	(10.0)
NET INCOME AFTER TAX	177.0	251.2
Dividends paid on ordinary shares	(25.4)	(24.8)
Dividends paid on preference shares	(18.9)	(18.9)
Proportion due to non-controlling interest	(0.5)	(0.1)
Retained income	$132.2	$207.4
Components of net income after tax
Operating income	170.2	215.5
Non-recurring corporate expenses	—	(8.3)
Net realized and unrealized exchange (losses)/gains after tax (1)	(17.3)	8.4
Net realized and unrealized investment gains after tax (2)	24.1	35.6
NET INCOME AFTER TAX	$177.0	$251.2
Loss ratio	55.4%	52.9%
Policy acquisition expense ratio	19.4%	18.7%
General, administrative and corporate expense ratio	16.4%	17.3%
General, administrative and corporate expense ratio (excluding non-recurring corporate expenses)	16.4%	16.6%
Expense ratio	35.8%	36.0%
Expense ratio (excluding non-recurring corporate expenses)	35.8%	35.3%
Combined ratio	91.2%	88.9%
Combined ratio (excluding non-recurring corporate expenses)	91.2%	88.2%

See pages 7 and 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(2) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Balance Sheets

(in US$ millions except for per share amounts)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014

Investments
Fixed income securities	$6,407.4	$6,339.2	$6,401.0	$6,271.9	$6,297.7
Equity securities	729.3	719.0	725.9	647.0	574.2
Other investments	9.5	9.5	8.7	8.7	8.7
Catastrophe bonds	32.3	32.8	34.8	32.2	30.0
Short-term investments	185.2	180.9	258.5	314.2	349.7
Total investments	7,363.7	7,281.4	7,428.9	7,274.0	7,260.3
Cash and cash equivalents	1,148.4	1,225.9	1,178.5	1,289.1	1,345.2
Reinsurance recoverables
Unpaid losses	337.3	360.1	350.0	384.7	360.0
Ceded unearned premiums	257.1	276.4	206.8	229.8	217.9
Receivables
Underwriting premiums	1,249.9	1,264.8	1,011.7	1,105.3	1,192.7
Other	108.1	92.1	90.2	92.0	106.4
Funds withheld	44.5	46.1	46.9	47.5	47.8
Deferred policy acquisition costs	349.0	333.8	299.0	301.6	306.4
Derivatives at fair value	4.1	2.1	8.0	7.0	1.6
Receivable for securities sold	5.5	0.3	2.3	1.6	9.1
Office properties and equipment	65.6	61.9	62.2	64.4	65.1
Taxation	0.9	—	—	4.0	2.8
Other assets	1.9	18.2	13.6	10.4	1.5
Intangible assets	18.2	18.2	18.2	18.2	18.2
Total assets	$10,954.2	$10,981.3	$10,716.3	$10,829.6	$10,935.0
LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$4,815.9	$4,698.9	$4,750.8	$4,787.3	$4,795.8
Unearned premiums	1,702.8	1,665.1	1,441.8	1,508.7	1,568.5
Total insurance reserves	6,518.7	6,364.0	6,192.6	6,296.0	6,364.3
Payables
Reinsurance premiums	164.5	171.5	92.0	146.8	93.5
Taxation	32.1	34.8	21.4	25.7	28.0
Accrued expenses and other payables	242.7	308.6	356.9	290.3	284.5
Liabilities under derivative contracts	7.2	11.5	14.3	12.7	5.4
Total payables	446.5	526.4	484.6	475.5	411.4
Loan notes issued by variable interest entities, at fair value	76.2	76.0	70.7	64.5	56.0
Long-term debt	549.2	549.1	549.1	549.1	549.1
Total liabilities	7,590.6	7,515.5	7,297.0	7,385.1	7,380.8
SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1
Non-controlling interest	1.0	0.5	0.5	(0.3)	(0.2)
Preference shares	—	—	—	—	—
Additional paid-in capital	1,061.7	1,106.0	1,134.3	1,186.4	1,276.7
Retained earnings	2,182.3	2,156.2	2,050.1	2,005.6	1,990.7
Accumulated other comprehensive income, net of taxes	118.5	203.0	234.3	252.7	286.9
Total shareholders’ equity	3,363.6	3,465.8	3,419.3	3,444.5	3,554.2
Total liabilities and shareholders’ equity	$10,954.2	$10,981.3	$10,716.3	$10,829.6	$10,935.0

Book value per ordinary share	$46.18	$47.14	$46.16	$45.60	$45.81
Book value per diluted ordinary share	$45.16	$46.02	$45.13	$44.60	$44.84
See pages 7 and 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

	ASPEN INSURANCE HOLDINGS LIMITED
	Earnings Per Share and Book Value Per Share

	Three Months Ended		Six Months Ended
(in US$ except for number of shares)	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

Basic earnings per ordinary share
Net income adjusted for preference share dividend	$0.64	$1.85	$2.55	$3.55
Operating income adjusted for preference share dividend	$1.02	$1.42	$2.44	$3.01
Diluted earnings per ordinary share
Net income adjusted for preference share dividend	$0.62	$1.82	$2.50	$3.48
Operating income adjusted for preference share dividend	$0.99	$1.40	$2.39	$2.94

Weighted average number of ordinary shares outstanding (in millions)	61.409	65.447	61.776	65.369
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions)	62.897	66.700	63.165	66.646

Book value per ordinary share	$46.18	$45.81	$46.18	$45.81
Diluted book value per ordinary share	$45.16	$44.84	$45.16	$44.84

Ordinary shares outstanding at end of the period (in millions)	60.778	65.463	60.778	65.463
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (in millions)	62.149	66.871	62.149	66.871

See pages 7 and 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

ASPEN INSURANCE HOLDINGS LIMITED
Return On Average Equity

	Three Months Ended		Six Months Ended
(in US$ millions except for percentages)	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

Average shareholders' equity	$3,423.2	$3,470.5	$3,428.2	$3,409.7
Average non-controlling interest	(0.8)	0.2	(0.6)	0.2
Average preference shares	(555.8)	(555.8)	(555.8)	(555.8)
Average ordinary shareholders' equity	$2,866.6	$2,914.9	$2,871.8	$2,854.1
Return on average equity:
Net income adjusted for preference share dividend and non-controlling interest	1.4%	4.2%	5.5%	8.1%
Operating income adjusted for preference share dividend and non-controlling interest	2.2%	3.2%	5.3%	6.9%
Annualized return on average equity:
Net income	5.6%	16.8%	11.0%	16.2%
Operating income	8.8%	12.8%	10.6%	13.8%
Components of return on average equity:
Return on average equity from underwriting activity (1)	1.4%	2.3%	3.7%	4.9%
Return on average equity from investment and other activity (2)	1.0%	1.1%	2.0%	2.2%
Pre-tax operating income return on average equity (3)	2.3%	3.4%	5.6%	7.2%
Post-tax operating income return on average equity (4)	2.2%	3.2%	5.3%	6.9%

See page 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Calculated by using underwriting income.
(2) Calculated by using total other operating revenue and other income/(expense) adjusted for preference share dividends and non-controlling interest.
(3) Calculated by using operating income before tax adjusted for preference share dividends and non-controlling interest.
(4) Calculated by using operating income after-tax adjusted for preference share dividends and non-controlling interest.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Underwriting Results by Operating Segment

	Three Months Ended June 30, 2015			Three Months Ended June 30, 2014
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$260.7	$462.1	$722.8	$298.4	$480.9	$779.3
Net written premiums	238.2	406.2	644.4	286.9	399.5	686.4
Gross earned premiums	287.2	423.2	710.4	289.7	404.5	694.2
Net earned premiums	268.3	341.1	609.4	278.8	337.4	616.2
Losses and loss adjustment expenses	116.3	244.2	360.5	125.0	212.1	337.1
Amortization of deferred policy acquisition costs	50.4	63.7	114.1	49.8	59.1	108.9
General and administrative expenses	35.4	45.2	80.6	35.8	51.1	86.9
Underwriting income/(loss)	$66.2	$(12.0)	$54.2	$68.2	$15.1	$83.3
Net investment income			46.7			46.1
Net realized and unrealized investment (losses)/gains (1)			(15.5)			27.1
Corporate expenses			(14.8)			(16.6)
Non-recurring corporate expenses			—			(5.3)
Other (expense)/income			(2.7)			2.0
Interest expense			(7.3)			(7.3)
Net realized and unrealized foreign exchange (losses)/gains (2)			(9.4)			7.7
Income before tax			$51.2			$137.0
Income tax expense			(2.2)			(6.2)
Net income			$49.0			$130.8
Ratios
Loss ratio	43.3%	71.6%	59.2%	44.8%	62.9%	54.7%
Policy acquisition expense ratio	18.8%	18.7%	18.7%	17.9%	17.5%	17.7%
General and administrative expense ratio (3)	13.2%	13.3%	15.7%	12.8%	15.1%	17.7%
General and administrative expense ratio (excluding non-recurring corporate expenses)(3)	13.2%	13.3%	15.7%	12.8%	15.1%	16.8%
Expense ratio	32.0%	32.0%	34.4%	30.7%	32.6%	35.4%
Expense ratio (excluding non-recurring corporate expenses)	32.0%	32.0%	34.4%	30.7%	32.6%	34.5%
Combined ratio	75.3%	103.6%	93.6%	75.5%	95.5%	90.1%
Combined ratio (excluding non-recurring corporate expenses)	75.3%	103.6%	93.6%	75.5%	95.5%	89.2%

(1) Includes the net realized and unrealized gains/(losses) from interest rate swaps.
(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(3) The total group general and administrative expense ratio includes the impact from corporate expenses.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Underwriting Results by Operating Segment

	Six Months Ended June 30, 2015			Six Months Ended June 30, 2014
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$745.5	$896.5	$1,642.0	$770.6	$864.2	$1,634.8
Net written premiums	680.3	727.3	1,407.6	729.5	654.4	1,383.9
Gross earned premiums	553.0	838.3	1,391.3	568.2	778.1	1,346.3
Net earned premiums	517.7	685.3	1,203.0	545.5	637.2	1,182.7
Losses and loss adjustment expenses	221.8	444.8	666.6	235.4	389.8	625.2
Amortization of deferred policy acquisition costs	103.8	129.6	233.4	100.2	120.7	220.9
General and administrative expenses	67.8	100.5	168.3	68.6	97.0	165.6
Underwriting income	$124.3	$10.4	$134.7	$141.3	$29.7	$171.0
Net investment income			94.1			95.6
Net realized and unrealized investment gains (1)			24.2			35.9
Corporate expenses			(29.3)			(30.5)
Non-recurring corporate expenses			—			(8.3)
Other (expense)/income			(4.3)			1.9
Interest expense			(14.7)			(14.7)
Net realized and unrealized foreign exchange (losses)/gains (2)			(20.4)			10.3
Income before tax			$184.3			$261.2
Income tax expense			(7.3)			(10.0)
Net income			$177.0			$251.2
Ratios
Loss ratio	42.8%	64.9%	55.4%	43.2%	61.2%	52.9%
Policy acquisition expense ratio	20.1%	18.9%	19.4%	18.4%	18.9%	18.7%
General and administrative expense ratio (3)	13.1%	14.7%	16.4%	12.6%	15.2%	17.3%
General and administrative expense ratio (excluding non-recurring corporate expenses)(3)	13.1%	14.7%	16.4%	12.6%	15.2%	16.6%
Expense ratio	33.2%	33.6%	35.8%	31.0%	34.1%	36.0%
Expense ratio (excluding non-recurring corporate expenses)	33.2%	33.6%	35.8%	31.0%	34.1%	35.3%
Combined ratio	76.0%	98.5%	91.2%	74.2%	95.3%	88.9%
Combined ratio (excluding non-recurring corporate expenses)	76.0%	98.5%	91.2%	74.2%	95.3%	88.2%

(1) Includes the net realized and unrealized gains/(losses) from interest rate swaps.
(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(3) The total group general and administrative expense ratio includes the impact from corporate expenses.

	ASPEN INSURANCE HOLDINGS LIMITED
	Reinsurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014

Gross written premiums	$260.7	$484.8	$145.3	$256.9	$298.4
Net written premiums	238.2	442.1	143.6	250.9	286.9
Gross earned premiums	287.2	265.8	278.4	291.0	289.7
Net earned premiums	268.3	249.4	263.1	279.6	278.8
Net losses and loss adjustment expenses	116.3	105.5	130.4	132.0	125.0
Amortization of deferred policy acquisition costs	50.4	53.4	47.7	52.1	49.8
General and administrative expenses	35.4	32.4	39.4	38.4	35.8
Underwriting income	$66.2	$58.1	$45.6	$57.1	$68.2
Ratios
Loss ratio	43.3%	42.3%	49.6%	47.2%	44.8%
Policy acquisition expense ratio	18.8%	21.4%	18.1%	18.6%	17.9%
General and administrative expense ratio	13.2%	13.0%	15.0%	13.7%	12.8%
Expense ratio	32.0%	34.4%	33.1%	32.3%	30.7%
Combined ratio	75.3%	76.7%	82.7%	79.5%	75.5%
Accident Year Ex-cat Loss Ratio
Loss ratio	43.3%	42.3%	49.6%	47.2%	44.8%
Prior year loss development	9.0%	5.3%	8.9%	9.3%	10.2%
Catastrophe losses	(0.9)%	(3.1)%	(5.7)%	(3.8)%	(4.3)%
Accident year ex-cat loss ratio	51.4%	44.5%	52.8%	52.7%	50.7%

	ASPEN INSURANCE HOLDINGS LIMITED
	Insurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014

Gross written premiums	$462.1	$434.4	$470.1	$395.6	$480.9
Net written premiums	406.2	321.1	410.4	326.4	399.5
Gross earned premiums	423.2	415.1	417.0	403.9	404.5
Net earned premiums	341.1	344.2	349.1	330.8	337.4
Net losses and loss adjustment expenses	244.2	200.6	209.2	210.7	212.1
Amortization of deferred policy acquisition costs	63.7	65.9	67.1	63.4	59.1
General and administrative expenses	45.2	55.3	62.9	45.6	51.1
Underwriting (loss)/income	$(12.0)	$22.4	$9.9	$11.1	$15.1
Ratios
Loss ratio	71.6%	58.3%	59.9%	63.7%	62.9%
Policy acquisition expense ratio	18.7%	19.1%	19.2%	19.2%	17.5%
General and administrative expense ratio	13.3%	16.1%	18.0%	13.8%	15.1%
Expense ratio	32.0%	35.2%	37.2%	33.0%	32.6%
Combined ratio	103.6%	93.5%	97.1%	96.7%	95.5%
Accident Year Ex-cat Loss Ratio
Loss ratio	71.6%	58.3%	59.9%	63.7%	62.9%
Prior year loss development	2.1%	4.2%	(3.4)%	2.0%	1.0%
Catastrophe losses	(2.8)%	(1.7)%	(0.2)%	(2.0)%	(3.0)%
Accident year ex-cat loss ratio	70.9%	60.8%	56.3%	63.7%	60.9%

	ASPEN INSURANCE HOLDINGS LIMITED
	Written and Earned Premiums by Segment and Lines of Business
(in US$ millions)
Gross Written Premiums	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q1 2014
Reinsurance
Property Catastrophe Reinsurance	$67.3	$153.8	$1.1	$40.0	$91.6	$168.8
Other Property Reinsurance(1)	84.0	109.9	49.2	89.3	84.0	95.2
Casualty Reinsurance	49.0	114.7	37.3	70.7	60.6	113.3
Specialty Reinsurance(1)	60.4	106.4	57.7	56.9	62.2	94.9
Total Reinsurance	$260.7	$484.8	$145.3	$256.9	$298.4	$472.2
Insurance
Property and Casualty Insurance	$254.8	$213.4	$202.5	$200.9	$221.3	$176.3
Marine, Aviation and Energy Insurance	103.2	131.7	145.8	88.2	153.6	131.7
Financial and Professional Lines Insurance	104.1	89.3	121.8	106.5	106.0	75.3
Total Insurance	$462.1	$434.4	$470.1	$395.6	$480.9	$383.3

Total Gross Written Premiums	$722.8	$919.2	$615.4	$652.5	$779.3	$855.5
Net Written Premiums
Reinsurance
Property Catastrophe Reinsurance	$53.5	$126.1	$(0.1)	$37.4	$80.9	$147.9
Other Property Reinsurance(1)	80.6	98.8	48.6	85.9	82.6	89.4
Casualty Reinsurance	46.7	113.8	37.4	70.7	61.5	111.4
Specialty Reinsurance(1)	57.4	103.4	57.7	56.9	61.9	93.9
Total Reinsurance	$238.2	$442.1	$143.6	$250.9	$286.9	$442.6
Insurance
Property and Casualty Insurance	$222.1	$156.7	$159.3	$166.4	$171.0	$101.5
Marine, Aviation and Energy Insurance	82.5	120.5	137.6	64.2	131.1	119.5
Financial and Professional Lines Insurance	101.6	43.9	113.5	95.8	97.4	33.9
Total Insurance	$406.2	$321.1	$410.4	$326.4	$399.5	$254.9

Total Net Written Premiums	$644.4	$763.2	$554.0	$577.3	$686.4	$697.5
Net Earned Premiums
Reinsurance
Property Catastrophe Reinsurance	$53.8	$57.1	$60.0	$62.5	$62.7	$62.4
Other Property Reinsurance(1)	78.9	77.5	64.3	80.9	78.5	76.6
Casualty Reinsurance	71.2	57.8	75.4	75.0	78.8	72.2
Specialty Reinsurance(1)	64.4	57.0	63.4	61.2	58.8	55.5
Total Reinsurance	$268.3	$249.4	$263.1	$279.6	$278.8	$266.7
Insurance
Property and Casualty Insurance	$162.9	$159.8	$141.9	$148.0	$146.9	$119.5
Marine, Aviation and Energy Insurance	97.3	99.4	111.4	107.2	119.9	115.1
Financial and Professional Lines Insurance	80.9	85.0	95.8	75.6	70.6	65.2
Total Insurance	$341.1	$344.2	$349.1	$330.8	$337.4	$299.8

Total Net Earned Premiums	$609.4	$593.6	$612.2	$610.4	$616.2	$566.5

(1) The 2014 quarterly Reinsurance segment disclosures have been re-presented to include Engineering within Specialty Reinsurance (previously classified within Other Property Reinsurance) to be consistent with the 2015 quarterly disclosures.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Changes in Shareholders' Equity
	Six Months Ended June 30,
(in US$ millions)	2015	2014
Ordinary shares
Beginning and end of period	$0.1	$0.1
Preference shares
Beginning and end of period	—	—
Non-controlling interest
Beginning of period	0.5	(0.3)
Net change for the period	0.5	0.1
End of period	1.0	(0.2)
Additional paid-in capital
Beginning of period	1,134.3	1,297.4
New shares issued	4.0	1.8
Ordinary shares repurchased	(83.7)	(30.9)
Share-based compensation	7.1	8.4
End of period	1,061.7	1,276.7
Retained earnings
Beginning of period	2,050.1	1,783.3
Net income for the period	177.0	251.2
Dividends paid on ordinary and preference shares	(44.3)	(43.7)
Proportion due to non-controlling interest	(0.5)	(0.1)
End of period	2,182.3	1,990.7
Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	72.7	88.6
Change for the period	(42.3)	18.0
End of period	30.4	106.6
Loss on derivatives:
Beginning of period	(3.8)	—
Net change from current period hedged transactions	2.7	—
End of period	(1.1)	—
Unrealized appreciation/(depreciation) on investments, net of taxes:
Beginning of period	165.4	130.5
Change for the period	(76.2)	49.8
End of period	89.2	180.3
Total accumulated other comprehensive income	118.5	286.9

Total shareholders' equity	$3,363.6	$3,554.2

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Statements of Comprehensive Income

	Three Months Ended June 30,		Six Months Ended June 30,
(in US$ millions)	2015	2014	2015	2014

Net income adjusted for non-controlling interest	$49.0	$130.8	$177.0	$251.2
Other comprehensive income, net of taxes:
Available for sale investments:
Reclassification adjustment for net realized losses/(gains) included in net income	0.6	(2.0)	(31.3)	(2.2)
Change in net unrealized gains on available for sale securities held	(74.0)	31.5	(44.9)	52.0
Net change from current period hedged transactions	5.1	—	2.7	—
Change in foreign currency translation adjustment	(16.2)	22.8	(42.3)	18.0
Other comprehensive (loss)/income	(84.5)	52.3	(115.8)	67.8
Comprehensive (loss)/income	$(35.5)	$183.1	$61.2	$319.0

	ASPEN INSURANCE HOLDINGS LIMITED
	Condensed Consolidated Statements of Cash Flows

	Three Months Ended June 30,		Six Months Ended June 30,
(in US$ millions)	2015	2014	2015	2014

Net cash from operating activities	$132.4	$85.2	$204.4	$297.1
Net cash (used in) investing activities	(150.1)	(158.5)	(35.0)	(170.6)
Net cash (used in) financing activities	(71.2)	(21.5)	(191.0)	(72.8)
Effect of exchange rate movements on cash and cash equivalents	11.4	(3.7)	(8.5)	(2.1)
(Decrease)/increase in cash and cash equivalents	(77.5)	(98.5)	(30.1)	51.6
Cash at beginning of period	1,225.9	1,443.7	1,178.5	1,293.6
Cash at end of period	$1,148.4	$1,345.2	$1,148.4	$1,345.2

	ASPEN INSURANCE HOLDINGS LIMITED
	Reserves for Losses and Loss Adjustment Expenses

(in US$ millions)	For the Six Months Ended June 30, 2015	For the Twelve Months Ended December 31, 2014

Provision for losses and loss adjustment expenses at the start of the period	$4,750.8	$4,678.9
Reinsurance recoverables	(350.0)	(332.7)
Net loss and loss adjustment expenses at the start of the period	4,400.8	4,346.2

Net loss and loss adjustment expenses disposed	—	(24.2)
Provision for losses and loss adjustment expenses for claims incurred
Current period	725.2	1,411.6
Prior period release	(58.6)	(104.1)
Total incurred	666.6	1,307.5

Losses and loss adjustment expenses payments for claims incurred	(553.7)	(1,107.7)

Foreign exchange (gains)	(35.1)	(121.0)

Net loss and loss adjustment expenses reserves at the end of the period	4,478.6	4,400.8
Reinsurance recoverables on unpaid losses at the end of the period	337.3	350.0
Gross loss and loss adjustment expenses reserves at the end of the period	$4,815.9	$4,750.8

	ASPEN INSURANCE HOLDINGS LIMITED
	Reserves by Operating Segment

	As at June 30, 2015			As at December 31, 2014
(in US$ millions)	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net

Reinsurance	$2,444.4	$(32.8)	$2,411.6	$2,531.1	$(37.8)	$2,493.3
Insurance	2,371.5	(304.5)	2,067.0	2,219.7	(312.2)	1,907.5
Total losses and loss adjustment expense reserves	$4,815.9	$(337.3)	$4,478.6	$4,750.8	$(350.0)	$4,400.8

ASPEN INSURANCE HOLDINGS LIMITED
Prior Year Reserve Releases

(in US$ millions)	Three Months Ended June 30, 2015			Three Months Ended June 30, 2014
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$27.9	$(3.8)	$24.1	$30.9	$(2.5)	$28.4
Insurance	10.9	(3.9)	7.0	(5.3)	8.7	3.4
Release in reserves for prior years during the period	$38.8	$(7.7)	$31.1	$25.6	$6.2	$31.8

	Six Months Ended June 30, 2015			Six Months Ended June 30, 2014
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$42.4	$(5.1)	$37.3	$53.0	$(3.4)	$49.6
Insurance	32.1	(10.8)	21.3	(4.7)	15.1	10.4
Release in reserves for prior years during the period	$74.5	$(15.9)	$58.6	$48.3	$11.7	$60.0

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Investment Portfolio
(in US$ millions)	Fair Market Value
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Marketable Securities - Available For Sale
U.S. government securities	$1,074.6	$1,041.8	$1,094.4	$973.9	$994.0	$1,014.7
U.S. agency securities	182.0	182.9	197.4	201.9	205.0	245.2
Municipal securities	29.5	30.7	31.5	31.7	26.9	33.6
Corporate securities	2,420.8	2,333.6	2,319.4	2,278.4	2,244.9	2,154.1
Foreign government securities	661.7	637.7	665.7	752.6	766.5	735.0
Asset-backed securities	138.7	140.9	143.5	143.9	140.3	130.0
Bonds backed by foreign government	78.3	68.2	78.0	75.5	83.9	91.5
Mortgage-backed securities	1,044.1	1,104.0	1,100.1	1,039.9	1,065.3	1,117.6
Total fixed income securities	5,629.7	5,539.8	5,630.0	5,497.8	5,526.8	5,521.7
Short-term investments	184.1	180.2	258.3	307.2	335.7	215.5
Equity securities	—	—	109.9	125.9	142.1	147.4
Total Available For Sale	$5,813.8	$5,720.0	$5,998.2	$5,930.9	$6,004.6	$5,884.6

Marketable Securities - Trading
U.S. government securities	$3.4	$9.0	$—	$16.5	$12.9	$16.8
U.S. agency securities	—	0.2	0.2	0.2	0.2	0.2
Municipal securities	0.5	0.5	1.1	1.1	1.2	1.2
Corporate securities	540.1	554.1	529.8	521.1	524.5	494.8
Foreign government securities	133.8	133.7	140.1	139.2	139.3	136.4
Asset-backed securities	19.7	16.0	14.7	15.2	11.4	12.3
Bank loans	80.2	85.9	85.1	80.8	81.4	72.7
Total fixed income securities	777.7	799.4	771.0	774.1	770.9	734.4
Short-term investments	1.1	0.7	0.2	7.0	14.0	—
Equity securities	729.3	719.0	616.0	521.1	432.1	360.4
Catastrophe bonds	32.3	32.8	34.8	32.2	30.0	18.0
Total Trading	$1,540.4	$1,551.9	$1,422.0	$1,334.4	$1,247.0	$1,112.8

Other Investments	$9.5	$9.5	$8.7	$8.7	$8.7	$8.7

Cash	1,148.4	1,225.9	1,178.5	1,289.1	1,345.2	1,443.7
Accrued interest	48.3	43.9	47.2	45.7	49.7	46.5
Total Cash and Accrued Interest	$1,196.7	$1,269.8	$1,225.7	$1,334.8	$1,394.9	$1,490.2

Total Cash and Investments	$8,560.4	$8,551.2	$8,654.6	$8,608.8	$8,655.2	$8,496.3

ASPEN INSURANCE HOLDINGS LIMITED
Investment Analysis

(in US$ millions except for percentages)	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q1 2014

Net investment income from fixed income investments and cash	$40.9	$41.2	$43.6	$43.5	$42.0	$44.1
Net investment income from equity securities	5.8	6.2	3.1	4.5	4.1	5.4
Net investment income	46.7	47.4	46.7	48.0	46.1	49.5

Net realized and unrealized investment (losses)/gains excluding the interest rate swaps (1)	(15.3)	42.9	3.5	(17.5)	31.3	10.7
Net realized investment (losses)/gains from the interest rate swaps	(0.2)	(3.2)	(2.7)	0.9	(3.5)	(1.9)
Other-than-temporary impairment charges	—	—	(1.7)	—	(0.7)	—
Net realized and unrealized investment (losses)/gains (1)	(15.5)	39.7	(0.9)	(16.6)	27.1	8.8

Change in unrealized (losses)/gains on available for sale investments (gross of tax) (1)	(77.5)	—	21.2	(39.6)	33.8	22.6
Total (loss)/return on investments (1)	$(46.3)	$87.1	$67.0	$(8.2)	$107.0	$80.9

Portfolio Characteristics
Fixed income portfolio book yield (excluding the impact of the interest rate swaps)	2.57%	2.56%	2.65%	2.65%	2.61%	2.68%
Fixed income portfolio duration (excluding the impact of the interest rate swaps)	3.5 years	3.5 years	3.5 years	3.5 years	3.4 years	3.5 years

(1) Adjusted for a re-presentation of foreign exchange in relation to investment securities from realized and unrealized exchange gains/(losses) to realized and unrealized investment gains/(losses).

ASPEN INSURANCE HOLDINGS LIMITED
Book Value Per Ordinary Share

(in US$ millions except for number of shares and per share amounts)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014

Net assets	$3,363.6	$3,465.8	$3,419.3	$3,444.5	$3,554.2	$3,386.8
Less: Preference shares	(555.8)	(555.8)	(555.8)	(555.8)	(555.8)	(555.8)
Less: Non-controlling interest	(1.0)	(0.5)	(0.5)	0.3	0.2	0.2
Total	$2,806.8	$2,909.5	$2,863.0	$2,889.0	$2,998.6	$2,831.2

Ordinary shares outstanding (in millions)	60.778	61.723	62.017	63.350	65.463	65.419
Ordinary shares and dilutive potential ordinary shares (in millions)	62.149	63.227	63.445	64.783	66.871	66.281

Book value per ordinary share	$46.18	$47.14	$46.16	$45.60	$45.81	$43.28
Diluted book value per ordinary share	$45.16	$46.02	$45.13	$44.60	$44.84	$42.72

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company's ordinary shares at the average market price during the period of calculation.

	ASPEN INSURANCE HOLDINGS LIMITED
	Operating Income Reconciliation

Net income is adjusted to exclude after-tax change in net foreign exchange gains and losses, realized gains and losses in investments and non-recurring items.
	Three Months Ended		Six Months Ended
(in US$ millions except where stated)	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

Net income as reported	$49.0	$130.8	$177.0	$251.2
Net change attributable to non-controlling interest	(0.5)	—	(0.5)	(0.1)
Preference share dividends	(9.4)	(9.4)	(18.9)	(18.9)
Net income available to ordinary shareholders	39.1	121.4	157.6	232.2
Add (deduct) after tax income:
Net foreign exchange losses/(gains)	7.5	(6.3)	17.3	(8.4)
Net realized losses/(gains) on investments	15.7	(27.0)	(24.1)	(35.6)
Non-recurring corporate expenses	—	5.3	—	8.3
Operating income after tax available to ordinary shareholders	62.3	93.4	150.8	196.5

Tax expense on operating income	3.9	4.7	10.3	7.9
Operating income before tax available to ordinary shareholders	$66.2	$98.1	$161.1	$204.4

Basic earnings per ordinary share
Net income adjusted for preference share dividends and non-controlling interest	$0.64	$1.85	$2.55	$3.55
Add (deduct) after tax income:
Net foreign exchange losses/(gains)	0.12	(0.13)	0.28	(0.13)
Net realized losses/(gains) on investments	0.26	(0.38)	(0.39)	(0.54)
Non-recurring corporate expenses	—	0.08	—	0.13
Operating income adjusted for preference shares dividends and non-controlling interest	$1.02	$1.42	$2.44	$3.01

Diluted earnings per ordinary share
Net income adjusted for preference share dividends and non-controlling interest	$0.62	$1.82	$2.50	$3.48
Add (deduct) after tax income:
Net foreign exchange losses/(gains)	0.12	(0.12)	0.27	(0.13)
Net realized losses/(gains) on investments	0.25	(0.38)	(0.38)	(0.53)
Non-recurring corporate expenses	—	0.08	—	0.12
Operating income adjusted for preference shares dividends and non-controlling interest	$0.99	$1.40	$2.39	$2.94